

InfuSystem®

SAFE. SMART. TRUSTED.℠

Enabling Continuity of Care for Patients, From the Clinic to Their Home

Investor Presentation

AUGUST 12, 2021 I (NYSE American: INFU)

Forward-Looking Statements / Non-GAAP Measures

Forward-Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, business plans, objectives and prospects, our share repurchase program and capital allocation strategy, future operating or financial performance and guidance. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "should," "plan," "expect," "strategy," "future," "likely," variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the uncertain impact of the COVID-19 pandemic, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law, contributions from acquired businesses or new business lines, products or services and other risk factors disclosed in the Company's most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. All forward-looking statements made in this presentation speak only as of the date hereof. InfuSystem does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Non-GAAP Measures

This presentation contains information prepared in conformity with GAAP as well as non-GAAP financial information. The Company believes that the non-GAAP financial measures presented in this presentation provide useful information to the Company's management, investors and other interested parties about the Company's operating performance because they allow them to understand and compare the Company's operating results during the current periods to the prior year periods in a more consistent manner. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP, and similarly titled non-GAAP measures may be calculated differently by other companies. The Company calculates those non-GAAP measures by adjusting for nonrecurring or non-core items that are not part of the normal course of business and that the Company's management does not believe will have similar comparable year-over-year items. A reconciliation of those measures to the most directly comparable GAAP measures is provided in Appendix A of this presentation.

Investment Highlights

- Enterprise Value* **$443M**
- Market Cap* **$410M**
- Shares Out **20.6M**
- 2020 Revenue **$97.4M**, Up 20% y/y
- 2021 Revenue Guidance **$107–$110M**

Double-digit growth through two proven business platforms: Durable Medical Equipment (DME) and Integrated Therapy Services (ITS)

Providing best-in-class durable medical equipment and patient services facilitating clinic-to-home care

$10B U.S. and Canada Home DME market; growth driven by medical innovation, an aging population, need to manage health care costs and increased patient comfort

Gaining market share by delivering *"the last-mile solution"* for health care providers, DME manufacturers, patients and health plans

Strategy to continue leveraging DME and ITS platforms by entering new multibillion-dollar therapy markets

*Market data as of 8/9/21

Focus, Scale and Experience

- A leading provider of equipment and services with a **100K+ device fleet** in the U.S. and Canada
- **34-year history,** perfected model in Oncology and now expanding into multiple therapies
- **Seven major service areas** in the U.S. and Canada with over 340 employees
- National scale, serving **15 out of 20 top hospitals nationwide***
- Third-party payer contracts covering **nearly 95% of the U.S. population,** providing solutions to **6,500+ sites of care**
- Infrastructure and services are **device agnostic and scalable** to support multiple therapies
- **High ROI** on capital investments; we purchase equipment only when new business is being onboarded, our sales force is highly scalable and we have no R&D expense

*Source: *U.S. News & World Report*, Best Hospitals, July 2021

Two Proven Business Platforms

Growth Driven by Market Share Gains and New Therapy Opportunities

ITS $61.1M **(63%)**

INTEGRATED THERAPY SERVICES (ITS)

Facilitate outpatient care for patients requiring therapy utilizing durable medical equipment


Total 2020
Revenue:
$97.4 Million

SALES BY SEGMENT

DME $36.3M **(37%)**

DURABLE MEDICAL EQUIPMENT (DME) SUPPORT SERVICES

Equipment and consumable sales/lease to hospitals, clinics and home infusion providers

InfuSystem SAFE. SMART. TRUSTED.

Well-Diversified & Strategic Payer Relationships

Percentage of Cash Collected by Payer 2020


Uninsured: **0.3%**
Medicaid: **1.3%**
6,500+ Direct Pay Hospital and Alternate Site Customers
Hospital/Alternate Site Direct Pay: **47.7%**
Commercial Payer: **50.7%** No Single Payer Greater Than **11.0%**

DME Platform

Traditional Medical Distribution, Lower-Margin, High-Turn Model



Source Devices
Sale/Lease to Hospitals & Clinics
Medical Device
Direct Payer Model
Device Repair & Maintenance
Supply Consumables to Hospitals & Clinics

- Pump rentals and VAR sales (new devices)
- Broker/trader sales (used devices)
- Biomedical service and repair
- Direct payer model: INFU is paid directly by the hospital/clinic/home care provider

ITS Platform

Unique and Scalable, High-Margin, High-Service Model


Device Logistics
Clinical Support/ Case Management
Medical Device
Third-Party Payer Model
Device Repair & Maintenance
Revenue Cycle Management

- Supply medical equipment and proprietary consumables for outpatient care
- Hospital, clinician and patient customer service
- Third-party payer model: INFU is paid by the patient's medical insurance provider

Competitive Advantages

Significant Barriers to Entry Based on Unique Focus, National Scale and Established Payer Network

Clinical Care

InfuSystem 24/7 Nursing Team provides continuous patient support to minimize risk and improve outcomes. Our workflow solutions for clinicians encourage best practice standards.

Patient Safety

InfuSystem Online Resource is the only patient resource facilitating two-way patient and clinical team communication to maintain peace of mind.

Quality & Compliance

ISO 9001 certified and ISO 13485 certified at select sites – see below.* CHAP Accredited.



Patient Wellness
"The patient is at the center of everything we do."

Scalability

Over 6,500 customers – complete coverage of the U.S. and Canada.

Biomedical Services

World-class biomedical service group at all seven facilities.

Payer Contracts

Participating in-network provider with nearly 750 health insurance plans covering 95% of the U.S. population.

Centralized Billing Solution

Dedicated revenue cycle management team of 70 experts.

* ISO 13485 Medical Device Management Systems certified by PJR under certificate C2021-01483
Bakersfield, CA

ISO 9001 Quality Management Systems certified by BSI under certificate number FM590233
Rochester Hills, MI | Santa Fe Springs, CA | Canton, MA | Lenexa, KS | Mississauga, ON

InfuSystem SAFE. SMART. TRUSTED.

Growth Strategy of ITS Platform

Adding New High-Margin Therapy Segments


Evaluation
Go-to-Market Strategy
Launch
Growth/Traction
Established
Oncology
Pain Management
Negative Pressure Wound Therapy
Lymphedema Therapy
Future Therapies

- Highly scalable infrastructure
- Currently evaluating multiple therapies through partnership and acquisition with multibillion-dollar TAM
- Leverage recognized core competencies to gain and sustain therapy leadership


$97.4 million 2020 revenue
Over $900 million current realizable opportunities
Potential future therapy segments

InfuSystem
SAFE. SMART. TRUSTED.

Highly Scalable Existing Infrastructure

Foundation Built In Oncology: Leveraged It Multiple Times (Pain, NPWT, Lymphedema)

Oncology
Pain Management
NPWT
Lymphedema
Future Therapies

Offices and Logistics

- Full Coverage of the U.S. and Canada (MI, KS, CA, MA, TX, Ontario)

Sales and Marketing

- Territories with overlapping coverage and incentive for new therapies
- Staffing efficiencies to service multiple therapies

Revenue Cycle Team/ Case Management

- Automated systems and greatly improved productivity
- Existing payer relationships are a key competitive advantage

34 Years of Experience, Know-How and Reputation for Excellence

- Critical mass with focus on best-in-class services
- Device- and therapy-agnostic logistics, service, billing model
- Device manufacturer relationships offer future opportunities

ITS Model: Platform Proven in Oncology

InfuSystem ITS Value Proposition



Opportunity: Oncology Home Treatment

- Large capital expense for clinics in addition to maintenance and nightly triage
- Reduced staff available to help patients with infusion pump questions and billing

Solution: Outpatient Treatment

- Infusion devices fleet, inventoried and ready for distribution
- Patient maintains quality of life (work, events, family, rest in their own home)
- Clinics maintain control of patient care and medication
- Increased patient satisfaction

Delivery: InfuSystem ITS

- Oncology market leader with over 2,100 sites of care
- Changed paradigm of care for patients, providers and payers
- Mitigates risk, management and maintenance of infusion pumps
- Reduces clinician and staff workload to allow greater focus on patient care
- Manages medical billing and reimbursement process
- Case managers provide pump education, billing assistance and additional 24/7 care

Second Quarter Financial Results



Net Revenue
2021
$24.8M
2020
$26.0M
Net Income
2021
$0.8M
2020
$4.1M
AEBITDA[(1)]
2021
$5.8M
2020
$8.5M
Op Cash Flow
2021
$6.1M
2020
$3.7M

(1) See Appendix A.

First Half Financial Results


Net Revenue
2021
$49.3M
2020
$47.6M
Net Income
2021
$1.5M
2020
$3.7M
AEBITDA[(1)]
2021
$12.0M
2020
$12.6M
Op Cash Flow
2021
$8.8M
2020
$4.3M

(1) See Appendix A.

InfuSystem
SAFE. SMART. TRUSTED.

Full Year Financial Results



Net Revenue
2020
$97.4M
2019
$81.1M
Net Income
2020
$17.3M
2019
$1.4M
AEBITDA(1)
2020
$26.4M
2019
$18.4M
Op Cash Flow
2020
$20.3M
2019
$13.9M

(1) See Appendix A.

InfuSystem SAFE. SMART. TRUSTED.

Financial Trend & Current 2021 Guidance


Net Revenues(1) & AEBITDA(2)
Revenue ($Millions)
AEBITDA ($ Millions)
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
$30
$25
$20
$15
$10
$5
$0
$65.5
$11.6
$67.1
$13.8
$81.1
$18.4
$97.4
$26.4
$47.6
$12.6
$107.0 – $110.0
$27.0 – $28.0
$49.3
$12.0
2017A
2018A
2019A
2020A
2021E
Annual Net Revenue
Annual AEBITDA
Q2 YTD Net Revenue
Q2 YTD AEBITDA

Notes:
1. 2017 consolidated revenues have been adjusted to reflect the effect of the adoption of ASC 606 in 2018.
2. See Appendix A.

InfuSystem
SAFE. SMART. TRUSTED.

Financial Trend & Current Targets


Cash Flows From Operations
($ Millions)
$24.0
$22.5
$21.0
$19.5
$18.0
$16.5
$15.0
$13.5
$12.0
$10.5
$9.0
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
$7.7
$11.4
$13.9
$20.3
$4.3
$19.0 – $22.0
$8.8
2017A
2018A
2019A
2020A
2021E
24.5%
23.0%
21.5%
20.0%
18.5%
17.0%
15.5%
14.0%
12.5%
11.0%
% of Net Revenue
Annual Cash Flows From Operations
Annual % of Pro Forma Net Revenue
Q2 YTD Cash Flows From Operations

InfuSystem
SAFE. SMART. TRUSTED.

Recent Accomplishments

- Launched Lymphedema Therapy in ITS platform via joint agreement with Bio Compression Systems, Inc. — *June 2021*
- Acquisition and integration of two biomedical services companies; enabling entry into acute care service market — *Early 2021*
- Raised annual revenue, adjusted EBITDA and operating cash flow targets — *November 2020*
- Strong execution despite external forces and conditions; particularly the pandemic — *2020*
- Proactive patient engagement initiative launched to improve revenue cycle management — *Q1 2020*
- Entered negative pressure wound therapy market with partner Cardinal Health — *February 2020*
- Dominant market share and sales increases in oncology home therapy market — *Late 2018/2019*

InfuSystem
SAFE. SMART. TRUSTED.

Corporate Priorities

- Continue steady growth in Oncology business with new customers and treatments
- Expand Pain Management and NPWT market share
- Begin onboarding new customers for new Lymphedema Therapy in 2022 – 2023
- Announce new contracts with health plans and health care systems
- Enter into new partnerships to develop additional ITS therapy markets
- Continue to drive improved operational efficiencies and margin expansion



Richard DiIorio
Chief Executive Officer & Director
Joined InfuSystem: 2004



Barry Steele – Executive Vice President
& Chief Financial Officer
Joined InfuSystem: 2020



Carrie Lachance, BSN, RN, CRNI – President
& Chief Operating Officer
Joined InfuSystem: 2010

Executive Team

Seasoned Industry Experience, Including: Pharmaceutical, Health Care, Life Sciences, Medical Device, Automotive OEM, Public Accounting, Military, Retail, Consumer Brands, Digital Advertising, Consulting & High-Tech



Jeannine Lombardi Sheehan – Executive Vice
President & Chief Administrative Officer
Joined InfuSystem: 2019



Tom Ruiz – Executive Vice President
& Chief Commercial Officer
Joined InfuSystem: 2010

Summary

- **Two proven platforms** that enable the delivery of patient care from the clinic into the home, driving double-digit revenue, cash flow growth and accelerating profit
- **Market opportunities** driven by rising health care costs, an aging population, medical innovation, patient satisfaction and other factors
- **Gaining share** in a growing market by providing best-in-class products, talent and patient services
- **Sustainable competitive advantages** by serving multiple stakeholders on a national scale
- **Strategy to add new therapies** utilizing existing platforms and leveraging current infrastructure


InfuSystem

InfuSystem

SAFE. SMART. TRUSTED.℠

Questions & Answers


InfuSystem

Appendix A GAAP to NON-GAAP Reconciliation

NET INCOME (LOSS) TO ADJUSTED EBITDA:	Twelve Months Ended December 31,				Three Months Ended June 30,		Six Months Ended June 30,	
(in thousands)	2017	2018	2019	2020	2020	2021	2020	2021
GAAP net income (loss)	(20,707)	(1,095)	1,361	17,332	4,140	820	3,722	1,481
Adjustments:								
Interest expense	1,332	1,420	1,904	1,255	332	317	735	639
Income tax provision (benefit)	15,450	53	163	(9,789)	25	(478)	54	(657)
Depreciation	6,963	6,659	7,940	9,740	2,454	2,563	4,782	5,090
Asset impairment	993	-	-	-	-	-	-	-
Amortization	5,560	4,649	4,402	4,285	1,075	1,096	2,150	2,139
Non-GAAP EBITDA	**$ 9,591**	**$ 11,686**	**$ 15,770**	**$ 22,823**	**$ 8,026**	**$ 4,318**	**$ 11,443**	**$ 8,692**
Stock compensation costs	682	957	997	2,610	357	1,372	563	3,007
Medical equipment reserve (1)	(69)	48	218	178	26	(54)	52	414
ASC 842 accounting principle change	-	-	252	-	-	-	-	-
Office move expenses	-	-	258	17	-	-	17	-
Acquisition costs	-	-	-	-	-	109	-	147
SOX readiness costs	-	-	-	-	-	18	-	18
Restatement costs	28	-	-	-	-	-	-	-
Early termination fees for capital leases	292	98	190	-	-	-	-	-
Exited facility costs	-	44	-	-	-	-	-	-
Management reorganization/transition costs	737	250	76	521	76	25	461	28
Fees to integrate business of other provider	-	-	163	-	-	-	-	-
Contested proxy and other shareholder costs	200	251	23	30	-	-	-	-
Certain other nonrecurring costs	160	476	491	220	6	91	34	(267)
Non-GAAP Adjusted EBITDA	**$ 11,621**	**$ 13,810**	**$ 18,438**	**$ 26,399**	**$ 8,491**	**$ 5,879**	**$ 12,570**	**$ 12,039**

(1) Amounts represent a non-cash expense recorded as a reserve for missing medical equipment and is being added back due to its similarity to depreciation. Amounts for the prior period, which were not previously included in the calculation of adjusted EBITDA, have been included for comparability.

InfuSystem
SAFE. SMART. TRUSTED.

Appendix B Select Balance Sheet Data

(In Thousands)		December 31, 2019		December 31, 2020		June 30, 2021
Cash and Cash Equivalents	$	2,647	$	9,648	$	164
Available Liquidity [(1)]		21,258		19,685		42,161
Working Capital, Less Cash & Current Debt		2,893		6,549		6,182
Medical Equipment, Net		33,225		35,611		35,401
Total Assets		79,224		96,991		95,997
Total Debt		38,377		38,801		32,460
Total Liabilities		56,890		56,235		51,297
Total Stockholders' Equity		22,334		40,752		44,700
Outstanding Shares		19,882		20,298		20,566

(1) Calculated as the cash plus borrowing availability under revolving bank loans.